EXHIBIT 23.0 - CONSENT OF RADICS & CO., LLC

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


        We hereby consent to the incorporation by reference into the previously filed Registration Statements on Form S-8 (Nos. 333-85153 and 333-85157) of Pulaski Bancorp, Inc. (the "Company") of our report dated January 26, 2001, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.



                                                  /s/ Radics & Co., LLC
                                                  ---------------------
                                                  Radics & Co., LLC



March 30, 2001
Pine Brook, New Jersey